Commitment	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
COMMITMENT

NOTE 18 — Commitment

Yingxuan Acquisition

In November 2020, Hongli Shandong signed a letter of intent with Yingxuan Heavy Industry Co., Ltd. (“Yingxuan”) regarding a planned purchase of all of Yingxuan’s assets located in an industrial area, including its use rights of three parcels of industrial land, buildings, facilities and infrastructure (collectively, the “Yingxuan Assets”) for a total consideration of approximately RMB 125.0 million (approximately $18.1 million). During the year ended December 31, 2021, Hongli Shandong paid the deposit of RMB 15.0 million (approximately $2.2 million) from its working capital.

Following the signing of the letter of intent, in January 2021, Hongli Shandong signed asset transfer agreements with Yingxuan regarding the acquisition of the Yingxuan Assets. Pursuant to the asset transfer agreements, Hongli Shandong agreed to pay for the acquisition price in installments for approximately RMB 52.0 million (approximately $7.5 million), RMB 47.0 million (approximately $6.8 million) and RMB 11.0 million (approximately $1.6 million), respectively, by the end of December 31, 2021, 2022 and 2023. The installments bear an annual interest of 7%. However, as mutually agreed, Hongli Shandong did not pay the agreed installment in fiscal year 2021 due to the delay of the acquisition of Yingxuan Assets, and Hongli Shandong made a prepayment of RMB 7.8 million (approximately $1.1 million) for the year ended December 31, 2021. The title of use rights of two parcels of industrial land, buildings, facilities and infrastructure for consideration of approximately RMB 85.2 million (approximately $12.4 million) were transferred to Hongli Shandong on June 13, 2022.

On May 5, 2023, Hongli Shandong entered into a supplementary agreement with Yingxuan. Based on the mutual agreement between the Hongli Shandong and Yingxuan, the annual interest of 7% was waived as the transfer of Yingxuan Assets was delayed due to the impact of the COVID-19 pandemic and the total consideration was adjusted to RMB 151.4 million (approximately $21.9 million) given effect of the demolition compensation to be assigned to Hongli Shandong. Meanwhile, both parties also agreed that the demolition compensation to be reimbursed by the local government in relation to Yingxuan Assets will belong to the Hongli Shandong.

As of December 31, 2022, Hongli Shandong paid a total of approximately RMB 109.6 million (approximately $15.9 million), among which approximately RMB 24.4 million (approximately $3.5 million) was recorded as prepayment for the purchase of Yingxuan Assets on the consolidated balance sheets. The remaining payments of approximately RMB 41.8 million (approximately $6.0 million) will be paid by up to 30% of the proceeds from the offering and working capital of Hongli Shandong, and it is expected to be paid by December 31, 2023. Pursuant to the supplement agreement, the legal title of the remaining Yingxuan Assets will be transferred to Hongli Shandong within 30 days upon the payment of the remaining RMB 41.8 million (approximately $6.0 million) to Yingxuan.